SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 2, 2004

EMBARCADERO TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30293	68-0310015
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 California Street, 12th Floor, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 834-3131

425 Market Street, Suite 425, San Francisco, California 94105

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

Exhibit
99.1	Press release dated July 2, 2004

Item 12. Results of Operations and Financial Condition. On July 2, 2004, Embarcadero Technologies, Inc. issued a press release announcing preliminary results for the second quarter ended June 30, 2004. A copy of the press release is attached as Exhibit 99.1.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

* * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 2, 2004

EMBARCADERO TECHNOLOGIES, INC.

By:	/s/ Raj Sabhlok
Raj Sabhlok
Chief Financial Officer and Senior Vice President of Corporate Development

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated July 2, 2004